Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Twin Disc, Incorporated – The Accelerator 401 (k) Savings Plan (the “Plan”) on Form 11-K for the plan year ending December 31, 2017, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, John H. Batten, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act 1934, and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition of the Plan.

Date: June 8, 2018	/s/ John H. Batten
John H. Batten
President and Chief Executive Officer